Exhibit 10.3

November 1, 2021

RGC Midstream, LLC

 519 Kimball Ave, NE PO Box 13007

Roanoke, VA 24030-3007

Attn: Paul W. Nester

Phone: 540-777-3837

Email: paul_nester@rgcresources.com

Reference:         MX_302482

USI:                  1010000236DTCC20201119D13340810226107249

The purpose of this letter agreement is to confirm the terms and conditions of the Interest Rate Swap transaction (the "Transaction") entered into between RGC Midstream, LLC ("COUNTERPARTY") and Atlantic Union Bank ("ATLANTIC UNION BANK") on the Trade Date specified below.

1.

The definitions and provisions contained in the 2006 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) and any addenda or revisions thereto, are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

2.

This Confirmation constitutes a Confirmation as referred to in, and supplements, forms part of and is subject to, that certain ISDA Master Agreement and related Schedule between COUNTERPARTY and ATLANTIC UNION BANK, dated as of ____________ (as amended, modified, supplemented, renewed or restated from time to time, the "ISDA Master Agreement"). All provisions contained in or incorporated by reference in the ISDA Master Agreement shall supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof, and the ISDA Master Agreement shall govern this Confirmation and the Transaction evidenced hereby, except as modified expressly below. In the event of any inconsistency between the provisions of the ISDA Master Agreement and this Confirmation, this Confirmation will govern for purposes of the Transaction.

3.	Each party represents to the other party that:

(a)

It is acting for its own account as principal, and it has made its own independent decisions to enter into the ISDA Master Agreement and the Transaction and as to whether the ISDA Master Agreement and the Transaction each is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary to permit it to evaluate the merits and risks of the ISDA Master Agreement and the Transaction. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into the ISDA Master Agreement or the Transaction; it being understood that information and explanations related to the terms and conditions of the ISDA Master Agreement or the Transaction shall not be considered investment advice or a recommendation to enter into the ISDA Master Agreement or the Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the ISDA Master Agreement or the Transaction.

(b)

It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the ISDA Master Agreement and the Transaction. It is also capable of assuming, and assumes, the risks of the ISDA Master Agreement and the Transaction.

(c)	The other party is not acting as a fiduciary for or an adviser to it in respect of the ISDA Master Agreement or the Transaction.

(d)	It has entered into the Transaction in connection with a line of its business and for purposes of hedging and not for the purpose of speculation.

(e)	It is an eligible contract participant , as that term is defined in Section 1a(18) of the Commodity Exchange Act and applicable regulations there under.

4.	The terms of the Transaction to which this Confirmation relates are as follows:

Type Of Transaction:	Interest Rate Swap
Notional Amount:	USD 8,000,000.00 and then adjusting in accordance to attached amortization schedule.
Trade Date:	November 1, 2021
Effective Date:	November 1, 2021
Termination Date: Fixed Amounts:	January 1, 2028, subject to No Adjustment.
Fixed Rate Payer:	COUNTERPARTY
Fixed Rate Calculation Periods:

The initial Calculation Period will be from and including the Effective Date to but excluding December 1, 2021. Thereafter, from and including the first (1st) day of each month to but excluding the first (1st) day of the following month. With the final Calculation Period being from and including December 1, 2027, to but excluding the Termination Date. Each calculation period subject to No Adjustment.

Fixed Rate Payer Payment Dates:

The initial payment will commence on December 1, 2021, and thereafter on the first (1st) day of each month, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Rate:	2.443%
Fixed Rate Day Count Fraction:	Actual/360
Business Days:	New York

Floating Amounts:

Floating Rate Payer:	ATLANTIC UNION BANK
Floating Rate Calculation Periods:

The initial Calculation Period will be from and including the Effective Date to but excluding December 1, 2021. Thereafter, from and including the first (1st) day of each month to but excluding the first (1st) day of the following month. With the final Calculation Period being from and including December 1, 2027, to but excluding the Termination Date. Each calculation period subject to No Adjustment.

Floating Rate Payer Payment Dates:

The initial payment will commence on December 1, 2021, and thereafter on the first (1st) day of each month, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate for Initial Calculation Period:	1.23638% (0.08638% + 1.15%)
Reset Dates:	The first day of each Floating Rate Calculation Period, with Period End Dates subject to No Adjustment.
Floating Rate Option:	USD-LIBOR-BBA-Bloomberg
Designated Maturity:	One (1) Month
Spread: Floating Rate	1.15%
Day Count Fraction:	Actual/360
Business Days:	New York
Compounding: General Terms:	Inapplicable
Calculation Agent:	As set forth by the ISDA Master Agreement.
Jury Waiver:

EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE ISDA MASTER AGREEMENT, ANY CREDIT SUPPORT DOCUMENT, THIS CONFIRMATION OR THE TRANSACTION EVIDENCED HEREBY.

Governing Law:	The Transaction shall be governed by and construed in accordance with the laws of the State of New York, without reference to the choice of law doctrine.
Execution in Counterparts:	This Confirmation may be executed in counterparts, each of which shall be an original and both of which when taken together shall constitute the same agreement. Transmission by facsimile, e-mail or other form of electronic transmission of an executed counterpart of this Confirmation shall be deemed to constitute due and sufficient delivery of such counterpart.
Electronic Records and Signatures:	It is agreed by the parties that the use of electronic signatures and the keeping of records in electronic form be granted the same legal effect, validity and enforceability as a signature affixed by hand or the use of a paper-based record keeping system (as the case may be) to the extent and as provided for in any applicable law.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation below. By signing below, COUNTERPARTY acknowledges that it has consented to receive this Confirmation via electronic mail.

Yours Sincerely,	Accepted and agreed as of the date first above written:
ATLANTIC UNION BANK	RGC MIDSTREAM, LLC
By: /s/ Matthew D. Price	By: /s/ Paul W. Nester
Name: Matthew D. Price	Name: Paul W. Nester
Title: Senior Vice President	Title: President and CEO

RGC Midstream, LLC
November 1, 2021

AMORTIZATION SCHEDULE

All dates subject to adjustment according to the business day convention defined in the calculation periods above.

Calculation Period Start Date	Calculation Period End Date	Notional Balance	End of Period Amortization
November 1, 2021	December 1, 2021	8,000,000.00	0.00
December 1, 2021	January 1, 2022	8,000,000.00	0.00
January 1, 2022	February 1, 2022	8,000,000.00	0.00
February 1, 2022	March 1, 2022	8,000,000.00	0.00
March 1, 2022	April 1, 2022	8,000,000.00	0.00
April 1, 2022	May 1, 2022	8,000,000.00	0.00
May 1, 2022	June 1, 2022	8,000,000.00	0.00
June 1, 2022	July 1, 2022	8,000,000.00	0.00
July 1, 2022	August 1, 2022	8,000,000.00	0.00
August 1, 2022	September 1, 2022	8,000,000.00	0.00
September 1, 2022	October 1, 2022	8,000,000.00	0.00
October 1, 2022	November 1, 2022	8,000,000.00	0.00
November 1, 2022	December 1, 2022	8,000,000.00	0.00
December 1, 2022	January 1, 2023	8,000,000.00	0.00
January 1, 2023	February 1, 2023	8,000,000.00	0.00
February 1, 2023	March 1, 2023	8,000,000.00	0.00
March 1, 2023	April 1, 2023	8,000,000.00	400,000.00
April 1, 2023	May 1, 2023	7,600,000.00	0.00
May 1, 2023	June 1, 2023	7,600,000.00	0.00
June 1, 2023	July 1, 2023	7,600,000.00	400,000.00
July 1, 2023	August 1, 2023	7,200,000.00	0.00
August 1, 2023	September 1, 2023	7,200,000.00	0.00
September 1, 2023	October 1, 2023	7,200,000.00	400,000.00
October 1, 2023	November 1, 2023	6,800,000.00	0.00
November 1, 2023	December 1, 2023	6,800,000.00	0.00
December 1, 2023	January 1, 2024	6,800,000.00	400,000.00
January 1, 2024	February 1, 2024	6,400,000.00	0.00
February 1, 2024	March 1, 2024	6,400,000.00	0.00
March 1, 2024	April 1, 2024	6,400,000.00	400,000.00
April 1, 2024	May 1, 2024	6,000,000.00	0.00
May 1, 2024	June 1, 2024	6,000,000.00	0.00
June 1, 2024	July 1, 2024	6,000,000.00	400,000.00
July 1, 2024	August 1, 2024	5,600,000.00	0.00
August 1, 2024	September 1, 2024	5,600,000.00	0.00
September 1, 2024	October 1, 2024	5,600,000.00	400,000.00
October 1, 2024	November 1, 2024	5,200,000.00	0.00
November 1, 2024	December 1, 2024	5,200,000.00	0.00
December 1, 2024	January 1, 2025	5,200,000.00	400,000.00
January 1, 2025	February 1, 2025	4,800,000.00	0.00
February 1, 2025	March 1, 2025	4,800,000.00	0.00
March 1, 2025	April 1, 2025	4,800,000.00	400,000.00
April 1, 2025	May 1, 2025	4,400,000.00	0.00
May 1, 2025	June 1, 2025	4,400,000.00	0.00
June 1, 2025	July 1, 2025	4,400,000.00	400,000.00
July 1, 2025	August 1, 2025	4,000,000.00	0.00
August 1, 2025	September 1, 2025	4,000,000.00	0.00

Atlantic Union Bank : MX_302482
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RGC Midstream, LLC
November 1, 2021

September 1, 2025	October 1, 2025	4,000,000.00	400,000.00
October 1, 2025	November 1, 2025	3,600,000.00	0.00
November 1, 2025	December 1, 2025	3,600,000.00	0.00
December 1, 2025	January 1, 2026	3,600,000.00	400,000.00
January 1, 2026	February 1, 2026	3,200,000.00	0.00
February 1, 2026	March 1, 2026	3,200,000.00	0.00
March 1, 2026	April 1, 2026	3,200,000.00	400,000.00
April 1, 2026	May 1, 2026	2,800,000.00	0.00
May 1, 2026	June 1, 2026	2,800,000.00	0.00
June 1, 2026	July 1, 2026	2,800,000.00	400,000.00
July 1, 2026	August 1, 2026	2,400,000.00	0.00
August 1, 2026	September 1, 2026	2,400,000.00	0.00
September 1, 2026	October 1, 2026	2,400,000.00	400,000.00
October 1, 2026	November 1, 2026	2,000,000.00	0.00
November 1, 2026	December 1, 2026	2,000,000.00	0.00
December 1, 2026	January 1, 2027	2,000,000.00	400,000.00
January 1, 2027	February 1, 2027	1,600,000.00	0.00
February 1, 2027	March 1, 2027	1,600,000.00	0.00
March 1, 2027	April 1, 2027	1,600,000.00	400,000.00
April 1, 2027	May 1, 2027	1,200,000.00	0.00
May 1, 2027	June 1, 2027	1,200,000.00	0.00
June 1, 2027	July 1, 2027	1,200,000.00	400,000.00
July 1, 2027	August 1, 2027	800,000.00	0.00
August 1, 2027	September 1, 2027	800,000.00	0.00
September 1, 2027	October 1, 2027	800,000.00	400,000.00
October 1, 2027	November 1, 2027	400,000.00	0.00
November 1, 2027	December 1, 2027	400,000.00	0.00
December 1, 2027	January 1, 2028	400,000.00	400,000.00

Atlantic Union Bank : MX_302482
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